CAVANAL HILL FUNDS

Supplement dated November 14, 2018
to the Statement of Additional Information of the

U.S. Treasury Fund
dated December 26, 2017

This Supplement provides notice of the results of the Shareholder vote taken at a Special Meeting of Shareholders of the Cavanal Hill U.S. Treasury Fund on November 14, 2018.

Effective November 14, 2018, the U.S. Treasury Fund revised its Fundamental Investment Restriction to read as follows:

In addition, the U.S. Treasury Fund may not:

1.	Purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements; provided, however, the U.S. Treasury Fund may purchase investment company securities that meet the qualifications necessary to be classified as a U.S. Treasury Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.